--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                  BARRISTER INFORMATION SYSTEMS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  BARRISTER INFORMATION SYSTEMS CORPORATION
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   BARRISTER INFORMATION SYSTEMS CORPORATION

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 23, 1996


A Special Meeting of Shareholders of Barrister Information Systems Corporation (the "Company") will be held at the Company's headquarters, 465 Main Street, Suite 700, Buffalo, New York 14203, on February 23, 1996 at 10:00 a.m., local time, for the following purpose:

         1. To approve an Amendment to the Company's Certificate of Incorporation and By-Laws to increase the Company's authorized Common Stock from 10,000,000 to 20,000,000 shares.

         2. To transact such other business as may properly come before the meeting.

The close of business on February 7, 1996 has been fixed as the record date for determining the Shareholders entitled to notice, and to vote at the Special Meeting.

                                        By order of the Board of Directors,



                                        Mark C. Donadio
                                        Secretary


January 25, 1996


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                   BARRISTER INFORMATION SYSTEMS CORPORATION

                                465 MAIN STREET
                            BUFFALO, NEW YORK 14203
                                (716)  845-5010
                          __________________________

                                PROXY STATEMENT

                          __________________________


                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                               FEBRUARY 23, 1996
                          __________________________


                                    GENERAL


This Proxy Statement and accompanying form of proxy have been mailed on or about __________________________________ to all holders of record on February 7,
1996 of Common Stock, par value $.24 per share ("Common Stock") of Barrister Information Systems Corporation, a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Shareholders to be held on February 23, 1996 and at any adjournment or postponements thereof.

Shares represented by an effective proxy in the accompanying form, unless contrary instructions are specified in the proxy, will be voted FOR the proposal set forth in the accompanying Notice of Special Meeting of Shareholders. Proxies marked as abstaining (including proxies containing broker non-votes) on the proposal will be treated as present at the Special Meeting for the purpose of determining a quorum, but will not be counted as votes cast on such matter. Any proxy may be revoked at any time before it is voted. A Shareholder may revoke his/her proxy by executing another proxy at a later date, by notifying the Secretary of the Company in writing of his/her revocation, or by attending and voting at the Special Meeting. Revocation is effective only upon receipt of notice by the Secretary.

The Company will bear the cost of soliciting proxies by the Board of Directors. The Board of Directors may use the services of the Company's executive officers and certain directors to solicit proxies from Shareholders in person and by mail, telegram and telephone, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. In addition, the Company will request brokers, nominees and others to forward proxy materials to their principals and to obtain authority to execute proxies. The Company will reimburse such brokers, nominees and others for their reasonable out-of-pocket and clerical expenses incurred by them in so doing.

The securities entitled to vote at the Special Meeting are shares of Common Stock. Each share of Common Stock is entitled to one vote. The close of business on February 7, 1996 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. At that date ____________ _________shares of common stock were outstanding.





                                 PROPOSAL NO. 1

                                AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION
                  TO INCREASE THE NUMBER OF AUTHORIZED SHARES
                                OF COMMON STOCK



On January 24, 1996, the Board of Directors approved, subject to Shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from the present 10,000,000 to 20,000,000.

Of the 10,000,000 shares of Common Stock presently authorized, as of January 25, 1996, there were 6,197,972 shares issued and outstanding and 569,500 shares reserved for issuance upon the exercise or grant of stock options under the Company's 1989 Stock Incentive Plan.

The Board of Directors believe that the number of shares of Common Stock available for issuance is insufficient for possible future transactions, such as acquisitions, mergers, stock sales or other financing arrangements.

The proposed amendment, if adopted, would make an additional 10,000,000 shares of Common Stock available for issuance from time to time without further Shareholder approval, unless such approval is required by law or by rules and regulations of the American Stock Exchange. The Company has long believed that a stronger balance sheet is important to its strategic objectives.
Accordingly, the Company explores from time to time with its financial advisors the existence of opportunities for the Company in the securities markets. Should an opportunity emerge which management of the Company believes should be realized upon, any delay resulting from the need to obtain Shareholder approval for an increase in the Company's authorized Common Stock at that time may preclude the Company from taking advantage of such opportunity. Accordingly, the Company seeks Shareholder approval of the increase in the amount of authorized Common Stock at this time. There are no present agreements, commitments or undertakings with regard to the issuance of such proposed additional shares. Shareholders do not have and, if the proposed amendment to the Certificate of Incorporation is approved, will not have preemptive rights to purchase any of such additional shares.

If the amendment is approved, the first paragraph of the FOURTH paragraph of the Certificate of Incorporation, as amended and restated, will be amended to read as follows:


         "FOURTH. The total number of shares which the corporation shall have authority to issue is 22,000,000 of which 20,000,000 shares shall be designated Common Stock, par value $.24 per share, and 2,000,000 shares shall be designated Preferred Stock, par value of $1.00 per share...."


         The remainder of Paragraph FOURTH shall be unaffected by the amendment and shall remain in full force and effect.


THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMMON STOCK OF THE COMPANY PRESENT OR REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. AN AFFIRMATIVE VOTE IS RECOMMENDED BY MANAGEMENT.


OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Special Meeting is that hereinabove set forth. If any other matter or matters are properly brought before the Special Meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                                        By the Order of the Board of Directors,


                                                Mark C. Donadio
                                        Secretary


Dated:   _______________________________